LICENCE AGREEMENT

UNIVERSITY OF TECHNOLOGY, SYDNEY

 and

NUVILEX AUSTRALIA PTY LTD

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	4
1.1	DEFINITIONS	4
1.2	INTERPRETATION	7
1.3	CURRENCY	7

2.	TERM	7

3.	GRANT OF LICENCE	8
3.1	GRANT OF LICENCE TO LICENSEE	8
3.2	NOT USED	8
3.3	GRANT OF SUB-LICENCES	8
3.4	OPERATION OF SECTION 145 OF THE AUSTRALIAN PATENTS ACT 1990	8
3.5	RECORDING OF LICENCE	8
3.6	RESERVATION OF RIGHT TO RESEARCH	9
3.7	UNIVERSITY TO COMMUNICATE IMPROVEMENTS TO LICENSEE	9
3.8	ASSISTANCE BY UNIVERSITY	9
3.9	REFERRAL OF ENQUIRIES	9
3.10	TERMS OF SUB-LICENCES	9
3.11	PROVISION OF A COPY OF A SUB-LICENCE AGREEMENT	9
3.12	NOT USED	10
3.13	COMMERCIALISATION	10

4.	LICENCE FEE	10

5.	GENERAL OBLIGATIONS OF LICENSEE	11
5.1	USE REASONABLE EFFORTS TO COMMERCIALISE	11
5.2	REGULATORY APPROVALS	11
5.3	USE OF PATENT NUMBERS	11
5.4	COMPLIANCE WITH LAWS	11
5.5	NO MISLEADING OR DECEPTIVE CONDUCT	12
5.6	LICENSEE TO COMMUNICATE LICENSEE’S IMPROVEMENTS TO UNIVERSITY	12
5.7	ANNUAL REPORTING BY LICENSEE	12

6.	PATENTS	12
6.1	WHAT WILL BE PATENTED	12
6.2	PATENT OWNERSHIP	12
6.3	NOT USED	12
6.4	PATENT TO BE MAINTAINED	13
6.5	LICENSEE DECLINES TO PATENT	13

7.	INTELLECTUAL PROPERTY	13
7.1	OWNERSHIP	13
7.2	INFRINGEMENT	13
7.3	PARTIES TO CONSIDER ACTING JOINTLY IN RELATION TO INFRINGEMENTS	13
7.4	PARTIES DECIDE TO ACT JOINTLY	14
7.5	LICENSEE ELECTS TO PROCEED SOLELY	14

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.	CONFIDENTIAL INFORMATION	14
8.1	OWNERSHIP OF CONFIDENTIAL INFORMATION	14
8.2	USE OF CONFIDENTIAL INFORMATION	14
8.3	NON DISCLOSURE OF CONFIDENTIAL INFORMATION	15
8.4	RELIEF TO RECIPIENT	15
8.5	DAMAGES INADEQUATE	15
8.6	DISCLOSURE TO DIRECTORS AND EMPLOYEES	15
8.7	NOT USED	16
8.8	DISCLOSURE FOR NON-COMMERCIAL RESEARCH	16
8.9	INFRINGEMENT OF CONFIDENTIALITY	16
8.10	PUBLIC STATEMENTS	16
8.11	SURVIVAL OF OBLIGATIONS	16

9.	PUBLICATIONS	16
9.1	PUBLICATIONS TO BE PROVIDED TO LICENSEE	16
9.2	LICENSEE MAY OBJECT TO PUBLICATION	17
9.3	WHEN UNIVERSITY MAY AUTHORISE PUBLICATION	17
9.4	PATENT APPLICATIONS	17
9.5	NOT USED	17

10.	INSURANCE	17
10.1	LICENSEE TO OBTAIN INSURANCE	17
10.2	LICENSEE TO OBTAIN NO FAULT COMPENSATION CLINICAL TRIAL INSURANCE	18
10.3	LICENSEE TO MAINTAIN INSURANCE	18
10.4	LICENSEE TO PROVIDE A COPY OF CERTIFICATE OF INSURANCE	18
10.5	UNIVERSITY MAY INSURE IF LICENSEE FAILS TO INSURE	18
10.6	SUSPENSION OF OPERATION OF CLAUSES 10.1 TO 10.4	18

11.	WARRANTIES	19
11.1	COMMERCIALISATION IS UNCERTAIN	19
11.2	WARRANTIES BY UNIVERSITY	19
11.3	ACKNOWLEDGMENTS	20
11.4	NO OTHER WARRANTIES	20

12.	INDEMNITIES	20
12.1	INDEMNITY BY LICENSEE	20
12.2	INDEMNITY BY UNIVERSITY	21
12.3	MITIGATION	21

13.	DISPUTE RESOLUTION	21
13.1	WHEN THIS CLAUSE APPLIES	21
13.2	NOTICE OF DISPUTE	21
13.3	APPOINTMENT OF REPRESENTATIVE	22
13.4	MECHANISM FOR RESOLUTION OF DISPUTE	22
13.5	COMMENCEMENT OF LEGAL PROCEEDINGS	22

14.	TERMINATION	23
14.1	TERMINATION FOR DEFAULT	23
14.2	TERMINATION FOR INSOLVENCY EVENT	23
14.3	TERMINATION FOR ABANDONMENT EVENT	23
14.4	TERMINATION DOES NOT AFFECT PRIOR RIGHTS OR OBLIGATIONS OR ACCRUED RIGHTS	23

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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15.	TERMINATION AND CONFIDENTIAL INFORMATION	23
15.1	RETURN OF CONFIDENTIAL INFORMATION	23
15.2	DESTRUCTION OF CONFIDENTIAL INFORMATION	24
15.3	RECIPIENT MAY KEEP A COPY OF THE CONFIDENTIAL INFORMATION	24

16.	GOODS AND SERVICES TAX	24
16.2	GST RECOVERY	24
16.3	REIMBURSABLE AMOUNT	24
16.4	LEGISLATIVE CHANGES	25
16.5	TAX INVOICE	25

17.	SERVICE OF NOTICES	25
17.1	MANNER OF SERVICE OF NOTICES	25
17.2	WHEN SERVICE BY POST IS EFFECTIVE	25
17.3	WHEN SERVICE BY EMAIL TRANSMISSION IS EFFECTIVE	25
17.4	WHEN PERSONAL SERVICE IS EFFECTED	25

18.	GENERAL	26
18.1	NO ASSIGNMENT OR SUB-CONTRACTING	26
18.2	RELATIONSHIP BETWEEN THE PARTIES	26
18.3	FURTHER ASSURANCE	26
18.4	COUNTERPARTS	26
18.5	LEGAL COSTS	26
18.6	WARRANTY OF AUTHORITY	26
18.7	WHOLE AGREEMENT	26
18.8	VARIATIONS	27
18.9	WAIVER	27
18.10	APPLICABLE LAW	27
18.11	SEVERANCE	27

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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REFERENCE SCHEDULE

Item 1	Effective Date of Agreement	13 October 2014
Item 2	Licensee	Nuvilex Australia Pty Ltd
Item 3	Ownership of Intellectual Property	Solely owned by University
Item 4	Licensed Intellectual Property

Patent/s: Cells Genetically Modified to Comprise Pancreatic Islet Glucokinase and Uses Thereof

Filing details:

•   Patent applications derived from PCT/AU2008/001160

o   Australia: 2007904310

o   United States: 14/185716

o   Europe: 08782908.1

Trademarks: N/A

Copyright: N/A

Plant Breeders Rights: N/A Knowhow: Data and knowhow related the Patent or Patent Applications

Item 5	Territory	Worldwide
Item 6	Exclusivity	Exclusive rights to Licensed Intellectual Property, except Knowhow.
Non-Exclusive rights to Knowhow.
Item 7	Field	Treatment of Diabetes using the Licensed Intellectual Property
Item 8	Patent Administration Fee	[**] on all amounts paid by University to prosecute and maintain patents related to Licensed Intellectual Property
Item 9	Royalty	[**] Gross Exploitation Revenue on Product Sales
Item 10	Term	20 years (or the remainder of any term on the Licensed Intellectual Property)
Item 11	Milestone Payments	Successful conclusion of: • [**********] • [**********] • [**********] • [**********]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Item 12	Product /Service	Use of Melligen cell line to treat diabetes.
Item 13	Sub Licensee Royalty	[**] gross revenues
Item 14	Existing publications and disclosures for the Technology

Ann M. Simpson, M. Anne Swan, Guo Jun Liu, Chang Tao, Bronwyn A O’Brien, Edwin Ch’ng, Leticia M. Castro, Julia Ting, Zehra Elgundi, Tony An, Mark Lutherborrow, Fraser Torpy, Donald K. Martin, Bernard E. Tuch and Graham M. Nicholson (2013). Insulin Trafficking in a Glucose Responsive Engineered Human Liver Cell Line is Regulated by the Interaction of ATP-Sensitive Potassium Channels and Voltage-Gated Calcium Channels, Gene Therapy -Tools and Potential Applications, Dr. Francisco Martin (Ed.), ISBN: 978-953-51-1014-9, InTech, DOI:  10.5772/52839. Available from:

http://www.intechopen.com/books/gene-therapy-tools-and-potential-applications/
insulin-trafficking-in-a-glucose-responsive

-engineered-human-liver-cell-line -is-regulated-by-the-int

Tuch et al., (2003). “Function of a genetically modified human liver cell line that stores, processes and secretes insulin”. Gene Therapy. Vol. 10 (6), pp490-503.

Tabiin et al., (2001). “Susceptibility of Insulin-Secreting Hepatocytes to the Toxicity of Pro- inflammatory Cytokines”. Journal of Autoimmunity. Vol. 17 (3), pp229-242.

Simpson et al., (1997). “Gene therapy of diabetes: glucose-stimulated insulin secretion in a human hepatoma cell line (HEP G2ins/g)”. Gene Therapy. Vol. 4 (11), pp1202-14.

Simpson et al., (1995). ”Functional expression of the human insulin gene in a human hepatoma cell line (HEP G2)”. Gene Therapy. Vol. 2 (3), pp223-231.

Item 15	Interest rate amounts on overdue amounts	[**] per annum

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Item 16	Contact details for Licensee	Chief Executive Officer of Nuvilex Australia Pty Ltd 12510 Prosperity Drive Suite 310 Silver Spring, Maryland 20904 USA Telephone:+917.595.2850 Facsimile: +917.595.2851 Email: kwaggoner@nuvilex.com
Item 17	Contact details for University	Director, Research & Innovation Office Level 14, Building 1 University of Technology, Sydney 15 BROADWAY NSW 2007 Telephone: 02 9514 9861 Facsimile: 02 9514 1244 Email: patents@uts.edu.au
Item 18	Period Objectionable Material not to be published	12 months

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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LICENCE AGREEMENT

THIS LICENSE AGREEMENT is made on the 10 day of October 2014

(“Agreement”)

BETWEEN	UNIVERSITY OF TECHNOLOGY, SYDNEY (ABN 77 257 686 961), a body corporate constituted pursuant to the provisions of the University of Technology, Sydney Act 1989 (NSW) of 15 Broadway, ULTIMO NSW 2007 (“University”)

AND	NUVILEX AUSTRALIA PTY LTD (ACN 600 316 621) of Level 15, 300 Queen Street, Brisbane, QLD 4001(“Licensee”)

BACKGROUND

A	The University owns the Intellectual Property.

B	The University has agreed to grant a licence to the Licensee to Commercialise the Intellectual Property.

THIS AGREEMENT PROVIDES

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

Abandonment Event means the Licensee fails to Commercialise the Intellectual Property for a period of 2 years.

Agreement means this Agreement and any appendices to it.

BIP means Intellectual Property owned, acquired or licensed by the University that is described in a Research Agreement between the Licensee and the University as being Intellectual Property that the University has made available for a research project.

Business Day means:

(a)	in relation to the doing of any act or the receipt of any notice by the University, a day (other than a Saturday or Sunday) upon which banks are ordinarily open for business in Sydney, Australia; or

(b)	in relation to the doing of any act or the receipt of any notice by Licensee, a day (other than a Saturday or Sunday) upon which banks are ordinarily open for business in Sydney, Australia.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Commercialise or Commercialisation means:

(a)	in relation to a product that uses or incorporates part or all of the Intellectual Property to use, make, manufacture, have made or manufactured, sell, advertise, promote, distribute, hire, or otherwise dispose of the product, or to keep it for the purpose of doing any of those things;

(b)	in relation to a method or process that uses or incorporates part or all of the Intellectual Property, to use the method or process or do any act referred to above in respect of a product resulting from such use; or

(c)	to research, develop or test a product or process that uses or incorporates part or all of the Intellectual Property.

Confidential Information of a party (“Discloser”) means, in respect of the other party (“Recipient”), any or all information and data of any nature:

(a)	disclosed by the Discloser to the Recipient in connection with this Agreement; or

(b)	obtained by the Recipient where the Recipient knows or suspects, or ought reasonably to have known or suspected, that the information was obtained, whether directly or indirectly, from the Discloser and the Discloser would treat such information as confidential, whether before or after the Effective Date of this Agreement.

Defence Trade Controls Law means any Australian law restricting or regulating the export, transfer or trading of specified defence-related or weapons-related goods, services or technologies, including each of the Defence Trade Controls Act 2012 (Cth), Customs Act 1901 (Cth), Weapons of Mass Destruction (Prevention of Proliferation) Act 1995 (Cth), Nuclear Non-Proliferation (Safeguards) Act 1987 (Cth) and Chemical Weapons (Prohibition) Act 1994 (Cth).

Effective Date means the date of this Agreement as specified at Item 1 of the reference schedule.

Field means the field as specified at Item 7 of the reference schedule.

Improvements means all developments of, improvements to, additions to or alterations to the Licensed Intellectual Property (after the Effective Date).

Insolvency Event means:

(a)	a winding up order is made;

(b)	a resolution is made for winding up (other than for the purpose of reconstruction);

(c)	a provisional liquidator or administrator is appointed;

(d)	an official manager, a receiver, a receiver and manager or similar officer is appointed and that appointment is not stayed or revoked within 14 days of such appointment;

(e)	ceasing to carry on business; or

(f)	any proposal to enter into a scheme of arrangement or composition for the benefit of creditors (except for the purpose of reconstruction).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Intellectual Property means:

(a)	the Licensed Intellectual Property;

(b)	all Patent Applications (including foreign applications) that are filed or may later be filed based on or corresponding to the Licensed Intellectual Property in paragraph (a) above;

(c)	all divisional and continuation, in whole or in part, applications and reissue applications based on any of the foregoing Licensed Intellectual Property or Patent Applications;

(d)	all issued and unexpired patents resulting from any application in paragraph (a), (b) or (c) above;

(e)	all issued and unexpired reissue, re-examination, renewal, or extension patents that may be based on any patents referred to in paragraph (d) above; and

(f)	Improvements.

Licensed Intellectual Property means that intellectual property described at Item 4 of the Reference Schedule.

Non-Commercial Research means research that is not funded in whole or part by a for-profit entity and in respect of which a for-profit entity does not obtain a right to Commercialise or otherwise exploit the outcome of the research.

Party or Parties means a party or the parties to this Agreement.

Patent means a patent granted that encompasses any part of the Intellectual Property.

Patent Application means any new patent application filed after the Effective Date which is either related to the Licensed Intellectual Property or arisen separately from it but still within the Field and of potential commercial interest to the Licensor.

Product means each product:

(a)	the manufacture, use, or sale of which infringes (or which would, but for the licence granted under this Agreement, infringe), uses, or employs any part of the Intellectual Property; or

(b)	that is derived from the Intellectual Property.

Proposed Publication means:

(a)	a manuscript or abstract intended for publication;

(b)	a paper or abstract intended to be orally presented;

(c)	any poster presentation; or

(d)	any other public disclosure that relates to any matter concerning the Intellectual Property but excludes a student thesis

Public Domain means the general store of knowledge that is known or generally available and ascertainable by members of the community.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Royalty means the figure or percentage at Item 9 of the Reference Schedule.

Term means the period defined at Item 10 of the Reference Schedule.

Territory means that region or regions described at Item 5 of the Reference Schedule where the Licensee may Commercialise the Intellectual Property.

1.2	Interpretation

(a)	A reference to a Party to this Agreement includes a reference to that Party's executor, administrator, heirs, successors, permitted assignees, guardian, and trustee in bankruptcy, all of whom, respectively, are bound by the provisions of this Agreement.

(b)	Headings in this Agreement are inserted for guidance only and shall not affect the meaning and interpretation of the remaining provisions of this Agreement.

(c)	Words in this Agreement importing the singular number or plural number shall include the plural number and singular number respectively.

(d)	Words in this Agreement importing persons include all persons, entities and associations, including companies, trusts, bodies corporate, statutory bodies, partnerships, and joint ventures.

(e)	Where a word or phrase is given a particular meaning in this Agreement, other parts of speech and grammatical forms of that word or phrase have corresponding meanings.

(f)	Where a party to this Agreement is more than one person the covenants and obligations on their part contained in this Agreement are binding upon each of them jointly and severally.

(g)	The word “including” is not a word of limitation.

(h)	If something must be done on a day that is not a Business Day, it may be done on the next day that is a Business Day.

(i)	A reference to any statute is a reference to that statute, as amended and in force from time to time.

1.3	Currency

(a)	A reference to an amount of money is a reference to that amount in Australian dollars.

(b)	All amounts payable pursuant to this Agreement shall be paid in Australian dollars.

2.	TERM

The term of this Agreement (“Term”) in each country shall be the period commencing upon the Effective Date and ending:

(a)	where a Patent encompassing any of the Intellectual Property has been granted in that country – on the date of expiration of the last to expire Patent granted in that country;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)	where a Patent encompassing any of the Intellectual Property has not been granted in that country – on the date of expiration of the last to expire Patent granted in any country; or

(c)	where no Patent encompassing any of the Intellectual Property has been granted in any country - on the expiration of the period at Item 10 of the Reference Schedule from the Effective Date,

unless this Agreement is terminated earlier in accordance with Clause 14.

3.	GRANT OF LICENCE

3.1	Grant of Licence to Licensee

The University grants to the Licensee a licence in accordance with the exclusivity terms at Item 6 of the Reference Schedule in the Territory to Commercialise the Intellectual Property within the Field.

3.2	Not Used

3.3	Grant of Sub-Licences

Licensee may grant a sub-licence to Commercialise the Intellectual Property without the prior written consent of the University.

3.4	Operation of Section 145 of the Australian Patents Act 1990

This Agreement operates as a separate agreement in relation to:

(a)	each Patent in each country; and

(b)	such that the Intellectual Property that never becomes the subject of a patent,

to the intent and purpose that if a party terminates this Agreement pursuant to section 145 of the Australian Patents Act 1990 (or any similar or corresponding provision of the law of any country), that termination shall operate with respect to the Patent that ceased to be in force, without affecting the continued operation of this Agreement in relation to:

i.	all remaining Patents; and

ii.	such of the Intellectual Property that never becomes the subject of a patent.

3.5	Recording of Licence

(a)	Licensee may apply to the Commissioner of Patents in Australia (and any other similar official or functionary in the Territory) to note on the Patents register (or any similar register in any other country) particulars of Licensee’s entitlement as licensee to an interest in the Patents pursuant to this Agreement.

(b)	The University must assist, at Licensee’s expense, and consent to the application referred to in paragraph (a) of this Clause 3.5 and must procure the consent and assistance of the University to that application.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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3.6	Reservation of Right to Research

Notwithstanding any other provision in this Agreement, the University reserves the right to undertake internal Non-Commercial Research in relation to the Intellectual Property. Any research undertaken pursuant to this Clause 3.6 must be on terms that comply with Clauses 8 and 9 of this Agreement.

3.7	University to Disclose Improvements to Licensee

The University must promptly disclose Improvements to Licensee.

3.8	Assistance by University

The University must give to Licensee all information and reasonable assistance in its power to enable Licensee to Commercialise the Intellectual Property and the Products to the best advantage.

3.9	Referral of Enquiries

The University must promptly refer all commercially relevant enquiries it receives in relation to Products to Licensee.

3.10	Terms of Sub-Licences

(i)	Subject to paragraphs 3.10 (ii) to(iv) inclusive, the University acknowledges that the terms of a sub-license agreement are a matter for Licensee to determine; however the non-economic terms of any sub-license should be similar to those in this Agreement, specifically including Clauses 5, 8, 10 and 12 .

(ii)	The Licensee agrees that it cannot accept non-cash consideration from a sub-licensee without the prior written consent of the University.

(iii)	As partial consideration for the license granted to the Licensee under this Agreement, the Licensee shall pay the University the Sub Licensee Royalty (Item 13) in relation to a sub-license of the Licensed Intellectual Property under this Agreement by the University.

(iv)	Such Sub Licensee Royalty shall be applied to any payments made to the Licensee in relation to a sub-license of the Licensed Intellectual Property, including, but not limited to, any royalty payments paid to the Licensee on sales of any Products by the sub-licensee, initial licensing fees, milestone fees, maintenance fees and minimum royalty payments, to the extent any such payment is directly attributable to the sub-license of the Licensed Intellectual Property.

3.11	Copy of Sub-Licence Agreement to be Provided to University

Licensee must:

(a)	upon execution of a sub-licence agreement; or

(b)	upon execution of an agreement varying a sub-licence agreement, or effecting a variation of a sub-licence agreement in any other way; and

(c)	upon receipt of a written request by the University, provide to the University:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9

(d)           an executed copy of a sub-licence agreement; or

(e)           an executed copy of an agreement varying a sub-licence agreement; or

(f)            particulars of a variation of a sub-licence agreement effected in any other way.

3.12	Not Used

3.13	Commercialisation

Without limiting the Licensee's obligations under Clause 5.4, each Party must comply with all applicable statutes, regulations, rules, ordinances, by-laws and other subordinate legislation in connection with the licencing, use and Commercialisation of the Intellectual Property contemplated by this Agreement.

4.	LICENCE FEE

4.1	The Licensee must pay to the University:

(a)	the Patent Administration Fee (Item 8); and

(b)	the Royalty (Item 9);

(c)	the Milestone Payments (Item 11); and

(d)	the Sub-Licensee Royalty (Item 13).

4.2	The Royalty and Sub-Licensee Royalty must be paid to the University once every 6 months (“Half Year”) throughout the Term. Each Half Year ends on 31 March and 30 September respectively. The Royalty and Sub-Licence Royalty must be paid within 30 days of the end of the Half Year and must include a written report ‘Royalty and Revenue Report’ with respect to the immediately completed Half Year, which details the following:

(a)	the number of Products sold for that Half Year;

(b)	the invoice price of each Product sold for that Half Year; and

(c)	the amount of Royalty and Sub-Licensee Royalty payable to the Licensor for that Half Year.

4.3	(a)	Throughout the Term (Item 10), the Licensee must keep proper records of sales, as well as any purchases made pursuant to any Sub-Licence Agreements, in respect of its Commercialisation of the Products (“Books”).

(b)	Throughout the Term, but not more often than once in each 6 month period, authorised representatives of the University may inspect the Books. The Licensee will provide all necessary reasonable assistance in order for the said representatives to properly carry out the inspection. The representatives may take copies of the Books. If a variation of 10% in an amount which is payable to the Licensor is revealed from the inspection of the Books, the representatives’ costs will be paid by the Licensee.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10

4.4	The Royalty and Sub-Licensee Royalty must be clear from all set-offs, counterclaims, charges, taxes (including withholding taxes), any other government charges, duties and other costs, and be calculated on the listed price of any Products and not on any discounted prices.

4.5	If any amounts which are owed to the Licensor under this Clause are in arrears by more than 60 days, then interest is charged at the rate, asset out in Item 15.

4.6	The amount referred to in Clause 4.2 is exclusive of goods and services tax.

4.7	The University shall provide to Licensee an invoice for the amount referred to in Clause 4.2; and for the goods and services tax applicable to the amount referred to in Clause 4.2, that complies with the requirements of the A New Tax System (Goods and Services Tax) Act 1999.

4.8	Licensee must pay the invoice referred to in Clause 4.7 within 30 days of Licensee’s receipt of the invoice.

5.	GENERAL OBLIGATIONS OF LICENSEE

5.1	Use Reasonable Efforts to Commercialise

Licensee, either on its own or through a sub-licensee or an affiliate, must use its reasonable efforts consistent with customary business practices to develop and Commercialise the Intellectual Property in a diligent manner.

5.2	Regulatory Approvals

Licensee must at its expense apply for and obtain all regulatory approvals, licences, permits and approvals from any government, government agency, or regulatory agency that may be required to Commercialise the Intellectual Property.

5.3	Use of Patent Numbers

Licensee must ensure that the Products and the packaging of the Products includes a reference to the patent/patent application numbers that relate to that Product, where the absence of that reference in any manner detrimentally affects the rights conferred by the Patent.

5.4	Compliance with Laws

Licensee must comply with all applicable laws in relation to the Commercialisation of the Intellectual Property.

5.4A	If applicable and if University determines when acting reasonably and after conducting any necessary investigations, that University is or may be exposed to a risk of breaching Defence Trade Controls Law as a result of any activity in which the Licensee is or will be engaged in connection with the provision of the Licence, University may, at its absolute discretion:

(a)	require the Licensee to comply with any reasonable directions issued by University in order to mitigate the risk, including a direction to cease undertaking the supply of the Commercialised Intellectual Property to a sanctioned country without a permit to export the controlled technology; or

(b)	terminate this Agreement immediately without notice.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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5.5	No Misleading or Deceptive Conduct

Licensee must not engage in any misleading or deceptive conduct or conduct likely to be misleading or deceptive in Commercialising the Intellectual Property.

5.6	Licensee to Communicate Licensee’s Improvements to University

Licensee must promptly disclose Improvements it makes to the Intellectual Property to the University.

5.7	Annual Reporting by Licensee

Licensee must provide to the University a written report, no more frequently than once each calendar year, within two months of the University requesting the report, and must set out in the report:

(a)	the progress of research and development in relation to the Intellectual Property;

(b)	the progress in Commercialising the Intellectual Property;

(c)	prospective grants of sub-licenses;

(d)	forecasts of sales of Products;

(e)	the development or making of improvements to the Intellectual Property; and

(f)	any other matter reasonably requested by the University.

6.	PATENTS

6.1	What Will be Patented

Licensee, in its discretion and at its cost, may seek and maintain patent protection for all or any part of the Intellectual Property in any countries in the Territory (Item 5). Licensee agrees to consult with the University as to what Intellectual Property should be patented and must give due regard to the University’s views and representations.

6.2	Patent Ownership

(a)	All applications for provisional patents and patents in relation to the Intellectual Property will be in the name of the University.

(b)	All patents in relation to the Intellectual Property will be owned by the University.

6.3	Not Used

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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6.4	Patent to be Maintained

Subject to Clause 6.5, the Licensee will decide which patents shall be maintained and will pay the University a Patent Administration Fee (Item 8) to administer the Intellectual Property on behalf of the Licensee.

6.5	Licensee Declines to Patent

If:

(a)	Licensee does not wish to protect any particular Intellectual Property, or wishes to discontinue paying any expenses in relation to any particular Intellectual Property;

(b)	the University does wish to patent that Intellectual Property, or to continue to pay those expenses; and

(c)	the University proceeds to do so, Licensee shall have no further rights in relation to that Intellectual Property.

7.	INTELLECTUAL PROPERTY

7.1	Ownership

(a)	The Parties acknowledge that the Intellectual Property is the property of the University

(b)	Licensee must not:

(i)	directly or indirectly contest or impair the University’s ownership of the Intellectual Property; or

(ii)	represent that it has any ownership interest in the Intellectual Property.

7.2	Infringement

If either Party shall learn or believe that:

(a)	any unauthorised person has come into possession of any part of the Intellectual Property;

(b)	any person has made any improper or unauthorised use of the Intellectual Property; or

(c)	any unauthorised person is doing anything in contravention of rights that attach to and arise from the Intellectual Property, that Party must immediately report full particulars to the other.

7.3	Parties to Consider Acting Jointly in Relation to Infringements

As soon as practicable:

(a)	after receipt of the information referred to in Clause 7.2; or

(b)	after any challenge in any manner to the Intellectual Property is made by any person, the Parties must confer and decide what course should betaken.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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7.4	Parties Decide to Act Jointly

If the Parties agree, the parties shall jointly proceed with instituting or defending any proceedings concerning the Intellectual Property, and in that event:

(a)	they shall jointly give all necessary instructions to legal representatives;

(b)	in the event that the Parties are unable to agree upon the instructions to give to legal representatives, those instructions shall be given by Licensee;

(c)	Licensee shall be responsible for all legal fees and disbursements in relation to such proceedings; and

(d)	after payment of all legal expenses, Licensee shall solely retain any damages or other monies that accrue from those proceedings.

7.5	Licensee Elects to Proceed Solely

If Licensee wishes to solely institute or defend any proceedings concerning the Intellectual Property, to the extent of Licensee’s rights in this Agreement:

(a)	Licensee must, at the University's request, and as a precondition to the right to commence or defend any proceedings, indemnify the University with respect to any obligation or liability whatsoever that the University might be called upon to discharge, and must sign a Deed of Indemnity in such form as the University's solicitor shall reasonably require;

(b)	the University must, after the provision of the indemnity referred to in paragraph (a) of this Clause 7.5, at the cost and expense of Licensee, provide to Licensee all reasonable assistance in its power with respect to the proceedings;

(c)	the University must, after the provision of the indemnity referred to in paragraph (a) of this Clause 7.5, at the cost and expense of Licensee, execute a power of attorney or other authority to enable Licensee to institute or defend any proceedings;

(d)	Licensee may solely give all instructions to legal representatives;

(e)	Licensee shall solely be responsible for all legal fees and disbursements with respect to such proceedings; and

(f)	after payment of all legal expenses, Licensee shall solely retain any damages or other monies that accrue from those proceedings.

8.	CONFIDENTIAL INFORMATION

8.1	Ownership of Confidential Information

The Confidential Information is the property of the Discloser.

8.2	Use of Confidential Information

A Recipient must use the Confidential Information of the Discloser solely for the purpose for which it was disclosed and for no other purpose whatsoever, without the prior written consent of the Discloser, which the Discloser shall be at liberty to give or to decline to give in its unfettered and uncontrolled discretion.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.3	Non Disclosure of Confidential Information

A Recipient must keep the Confidential Information of the Discloser secret and confidential, and must not, disclose, communicate or otherwise make known to any person any part of the Confidential Information without the prior written consent of the Discloser, which the Discloser shall be at liberty to give or to decline to give in its unfettered and uncontrolled discretion, except for disclosures permitted under Clause 8.6, 8.7 or 8.8 or to the extent that the disclosure is required by law.

8.4	Relief to Recipient

The Recipient shall be relieved from the Recipient's obligations contained in Clauses 8.2 and 8.3 in respect to any Confidential Information which:

(a)	the Recipient can show was in the possession of the Recipient as at the date of the disclosure and that it was not already known subject to an obligation of confidentiality;

(b)	becomes part of the Public Domain other than by a breach of this Agreement; or

(c)	the Recipient can show was received in good faith from a person:

(i)	who is not a party to this Agreement; and

(ii)	who did not receive the Confidential Information from the Discloser or any person in respect to whom the Discloser can trace the provision of the Confidential Information originating with it.

8.5	Damages Inadequate

The Recipient acknowledges that:

(a)	damages may be an inadequate remedy to the Discloser in the event of any breach of Clause 8.2 or 8.3 occurring and that only injunctive relief or some other equitable remedy might be adequate to properly protect the interests of the Discloser; and

(b)	the Discloser would not have entered into this Agreement but for the acknowledgment made by the Recipient in paragraph (a) of this Clause 8.5.

8.6	Disclosure to Directors and Employees

(a)	The Recipient may disclose the Confidential Information of the Discloser to such of its directors and employees as is necessary to enable the Recipient to fully take advantage of the Confidential Information for the purposes of this Agreement.

(b)	The Recipient warrants that each person to whom the Recipient is permitted to disclose the Confidential Information, before such disclosure is made, is subject to contractual or other duties of confidentiality to the Recipient at least to the extent imposed upon the Recipient pursuant to this Agreement.

(c)	The Discloser may require that none of its Confidential Information be disclosed to a director or employee of the Recipient unless that person enters into a confidentiality undertaking upon such terms as the solicitor for the Discloser shall reasonably require.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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8.7	Not Used

8.8	Disclosure for Non-Commercial Research

(a)	Without limiting this Clause 8, the University must keep any confidential information comprised in the Intellectual Property secret and confidential and must not use, disclose, communicate or otherwise make known to any person any part of that information without the prior written consent of Licensee, which Licensee shall be at liberty to give or to decline to give in its unfettered and uncontrolled discretion, except:

(i)	for disclosures for the purpose of exercising its rights pursuant to Clause 3.6; or

(ii)	to the extent that the disclosure is required by law.

(b)	The University must ensure that its disclosure of information pursuant to paragraph (a)(i) of this Clause 8.8 is upon such terms, or is restricted to such an extent, as:

(i)	protects the information from unauthorised or improper use or disclosure; and

(ii)	does not prejudice any possible future patent application in relation to what is to be disclosed.

8.9	Infringement of Confidentiality

If the Recipient learns or believes that:

(a)	any unauthorised person has come into possession of any part of the Confidential Information of the Discloser;

(b)	any person has made any improper or unauthorised use of the Confidential Information of the Discloser; or

(c)	any unauthorised person is doing anything in contravention of rights that attach to and arise from the Confidential Information of the Discloser, the Recipient must immediately report full particulars to the Discloser, and must provide to the Discloser all assistance and information it may request with respect to that information.

8.10	Public Statements

Neither Party may make any public or media statement concerning this Agreement or status or progress of Licensee without the consent of the other Party.

8.11	Survival of Obligations

The termination of this Agreement shall not affect each Party’s obligations in this Agreement relating to the Confidential Information of the other set out in Clauses 8.1 to 8.10.

9.	PUBLICATIONS

9.1	Publications to be provided to Licensee

The University must serve upon Licensee a copy of any Proposed Publication.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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9.2	Licensee may object to publication

(a)	Licensee may, within 30 days of a Proposed Publication being served upon it, object to the publication of the Proposed Publication. Any objection to a Proposed Publication will specify the portions of the Proposed Publication considered objectionable (“Objectionable Material”).

(b)	On receiving notice from Licensee of Objectionable Material, the University and Licensee agree to work together to revise the Proposed Publication to remove or alter the Objectionable Material in a manner acceptable to both Licensee and the University. The University is not restricted from publishing or presenting the Proposed Publication as long as the Objectionable Material has been removed.

(c)	Any Objectionable Material will not be disclosed for the period as specified at Item 18 from the date the University delivered the Proposed Publication to Licensee, to allow for the filing of a patent application in respect of the Objectionable Material.

9.3	When University may Authorise Publication

The University may publish or authorise the publication of a Proposed Publication if:

(a)	the contents of the Proposed Publication are the subject of a patent that has issued;

(b)	the contents of the Proposed Publication are the subject of an application for a patent or provisional patent that has been published;

(c)	the Proposed Publication was served upon Licensee in accordance with Clause 9.1 and Licensee informs the University that it does not object to its publication;

(d)	the Proposed Publication was served upon Licensee in accordance with Clause 9.1, but Licensee did not object to publication within the time required by Clause 9.2; or

(e)	the Proposed Publication was served upon Licensee in accordance with Clause 9.1, Licensee objects to publication within the time required by Clause 9.2 and a period of 12 calendar months elapses from the date of Licensee’s objection.

9.4	Patent Applications

If paragraph (c) of Clause 9.3 applies, the Parties will use their reasonable efforts to ensure that the contents of a Proposed Publication is protected by the lodging of a provisional patent application within the time mentioned in that Clause.

9.5	Not Used

10.	INSURANCE

10.1	Licensee to Obtain Insurance

Before Licensee or a Sub-Licensee sells any Product, Licensee must take out a product liability policy of insurance, or must ensure that the Sub-Licensee takes out a product liability policy of insurance (as applicable), covering:

(a)	all usual risks covered by such policies; and

(b)	any loss or damage or injury of any kind whatsoever and howsoever caused to any person or property, arising out of the Commercialisation of the Intellectual Property by Licensee or its Sub-Licensee (as the case may be) and the use of the Products for an amount no less than $10,000,000.00 per claim.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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10.2	Licensee to Obtain No Fault Compensation Clinical Trial Insurance

Before Licensee or a Sub-Licensee commences any clinical trial in relation to the Intellectual Property, Licensee must obtain, or must ensure that the Sub-Licensee obtains, a no fault compensation trial policy of insurance covering:

(a)	all usual risks covered by such policies; and

(b)	any loss or damage or injury or death, arising out of the clinical trial for an amount no less than $10,000,000.00 per claim.

10.3	Licensee to Maintain Insurance

Licensee must maintain, or must ensure that the Sub-Licensee maintains, the insurance policy referred to in Clauses 10.1 and 10.2 until:

(a)	in the case of an event based insurance policy, the date of the last use or sale of a Product; or

(b)	in the case of a claims made insurance policy, that date which is 7 years from the date of the last use or sale of a Product.

10.4	Licensee to Provide a Copy of Certificate of Insurance

Licensee must on an annual basis produce to the University for the University's inspection a certificate of currency issued by the insurer in respect to the insurance to be maintained under Clauses 10.1 and 10.2.

10.5	University May Insure if Licensee Fails to Insure

If Licensee fails to keep current the insurance policies required pursuant to Clauses 10.1 and 10.2, the University may effect such insurance and recover from Licensee all the University's expenses of doing so.

10.6	Suspension of Operation of Clauses 10.1 to 10.4

(a)	The operation of Clauses 10.1 to 10.4 is suspended in relation to Licensee or a particular Sub-Licensee while the following conditions are met:

(i)	Licensee or the Sub-Licensee self-insures for product liability and clinical trials;

(ii)	Licensee or the Sub-Licensee’s annual gross revenues exceed US$5 billion; and

(iii)	Licensee has in writing notified the University that conditions (i) and (ii) of paragraph (a) of this Clause 10.6 have been met and produced evidence demonstrating compliance with those conditions.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)	The operation of Clauses 10.1 to 10.5 recommences upon the conditions in paragraph (a) of this Clause 10.6 ceasing to apply.

(c)	The operation of Clauses 10.1 to 10.5 remains in full force and effect for Licensee and any Sub-Licensee that does not meet the conditions in paragraph (a).

11.	WARRANTIES

11.1	Commercialisation is Uncertain

Licensee acknowledges the fundamental uncertainty with respect to the Commercialisation of new technology.

11.2	Warranties by University

11.2.1	The University warrants that it is duly incorporated and validly existing under the laws of Australia.

11.2.2	The University warrants that, subject to Clause 11.2.3, it has the legal right and power to enter into this Agreement.

11.2.3	The University warrants that the execution, delivery and performance of this Agreement by the University has been duly and validly authorised by all necessary corporate action.

11.2.4	The University warrants that the execution and performance of this Agreement by the University does not violate or conflict with or result in a breach of or constitute a default under or result in the imposition of any encumbrance under the provisions of the University’s governing rules (including any constitution, if applicable).

11.2.5	The University warrants that, subject to Clause 11.2.3, this Agreement is valid and binding upon it.

11.2.6	Subject to Clause 11.2.7, the University warrants to the Licensee that as at the date of this Agreement:

(a)	it solely owns the Intellectual Property both legally and beneficially;

(b)	it has made reasonable enquiries to establish whether it owns the Intellectual Property both legally and beneficially;

(c)	the Intellectual Property is not encumbered, mortgaged, or charged in any way, nor subject to any lien;

(d)	there is no litigation pending in respect to the Intellectual Property and there is no claim or demand that has been received from any person in relation to the Intellectual Property; and

(e)	except as disclosed by the University to Licensee and except for this Agreement, the University has not entered into any deed, contract, arrangement or understanding dealing in any way with the Intellectual Property.

11.2.7	The warranties in paragraph (a) and (b) of Clause 11.2.6 are made by the University to the best of its actual knowledge, without having searched in every patent database in the world, and are made subject to:

(a)	anything that might be discovered from such a search; and

(b)	any research or other work being undertaken by any person, which may be concerned with the same subject matter as the Intellectual Property, of which it is not aware.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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11.3	Acknowledgments

Each party acknowledges that:

(a)	except for such warranties on the part of the University as are expressly set out in this Agreement, there are no other terms or warranties binding upon the University or between the University and Licensee;

(b)	the University has not made, nor has any person on behalf of the University made any term, warranty, undertaking, or understanding whatsoever that is not expressly set out in this Agreement;

(c)	to the full extent permitted by law, there are no statutory warranties binding upon the University; and

(d)	no representation or promise of any description, not expressly included in this Agreement, was made before this Agreement was entered into by the Parties.

11.4	No Other Warranties

Licensee acknowledges that the University has not made and does not make any warranty or representation whatsoever as to:

(a)	the safety of the Intellectual Property or of the Products;

(b)	the Commercialisation of the Intellectual Property or of the Products;

(c)	the marketability of the Intellectual Property or of the Products;

(d)	the profits or revenues that may result from the Commercialisation of the Intellectual Property or of the Products;

(e)	the Commercialisation prospects or success of any part of the Intellectual Property or of the Products;

(f)	whether any patent application may be granted, or granted with the claims sought, or any reduced claims; or

(g)	whether any patent granted may be declared valid or can be registered.

12.	INDEMNITIES

12.1	Indemnity by Licensee

(a)	Licensee indemnifies and shall continue to indemnify the University, its officers, employees, sub-contractors and agents from and against all actions, claims, proceedings or demands (including those brought by third parties) which may be brought against it or them, whether on their own or jointly, in respect of any loss, death, injury, illness or damage (whether personal or property, and whether special, direct, indirect or consequential, including consequential financial loss) arising out of the Commercialisation or use of the Intellectual Property, and any Products derived from the Intellectual Property, to the extent that it relates to or arises from the breach of any term of this Agreement by the Licensee.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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(b)	The liability of Licensee to indemnify the University, its officers, employees, sub-contractors and agents in paragraph (a) of this Clause 12.1 is reduced proportionately to the extent that the action, claim, proceeding or demand relates to or arises from the University's breach of its obligations under this Agreement (including any warranty) or from any negligent or wilful act or omission of the University.

(c)	The obligation to indemnify the University, its officers, employees, sub-contractors and agents set out in paragraph (a) of this Clause 12.1 is a continuing obligation separate and independent of other obligations, and shall survive the expiration of the Term or termination of this Agreement.

12.2	Indemnity by University

(a)	The University indemnifies and shall continue to indemnify Licensee its officers, employees, sub-contractors and agents from and against all actions, claims, proceedings or demands (including those brought by third parties) which may be brought against it or them, whether on their own or jointly, in respect of any loss, death, injury, illness or damage arising out of any breach of a warranty by the University in this Agreement.

(b)	The obligation to indemnify Licensee and its officers, employees, sub-contractors and agents set out in paragraph (a) of this Clause 12.2 is a continuing obligation separate and independent of other obligations, and shall survive the expiration of the Term or termination of this Agreement.

12.3	Mitigation

If an event arises that may:

(a)	give rise to an obligation on a Party to indemnify the other party under this Clause 12, the Party with the benefit of the indemnity; or

(b)	reduce or otherwise affect a Party's obligation to indemnify the other Party under this Clause 12, the indemnifying Party, must use its reasonable endeavours to avoid or mitigate any loss, damage, cost or expense relating to or arising from that event.

13.	DISPUTE RESOLUTION

13.1	When This Clause Applies

(a)	A Party must not commence legal proceedings against another Party, unless that Party wishing to commence proceedings has complied with Clauses 13.2 to 13.5.

(b)	Clauses 13.2 to 13.5 shall not apply where a Party seeks urgent interlocutory or equitable relief from a court.

13.2	Notice of Dispute

When a Party claims that a dispute has arisen under this Agreement (“Dispute”), that Party must serve written notice of the Dispute (“Notice of Dispute”) to each other Party at the addresses provided at Item 16 or Item 17.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

21

13.3	Appointment of Representative

(a)	Following a Notice of Dispute, the Parties must each, within 5 Business Days of a Party’s receipt of a Notice of Dispute, appoint a representative to resolve the Dispute.

(b)	The representative appointed pursuant to paragraph (a) of this Clause 13.3 must have authority to resolve the Dispute in all respects and to bind the Party the person represents to any resolution of the Dispute.

(c)	The representatives appointed pursuant to paragraph (a) of this Clause 13.3 must use their best endeavours to resolve the Dispute.

13.4	Mechanism for Resolution of Dispute

(a)	If a Dispute has not been resolved within 10 Business Days of the first notification of the Dispute, or such further period as the Parties or the representatives appointed pursuant to Clause 13.3 shall allow, those representatives must use their best endeavours to reach agreement upon a mechanism for the resolution of the Dispute.

(b)	The mechanism for resolution of a Dispute for the purposes of paragraph (a) of this Clause 13.4 may include, but need not necessarily be, further negotiations, mediation, conciliation, arbitration, litigation and expert determination.

(c)	The agreement upon a mechanism for the resolution of a Dispute pursuant to paragraph (a) of this Clause 13.4 must include agreement with respect to such of the following as are applicable:

(i)	a timetable for the taking of all necessary steps relating to the mechanism;

(ii)	a procedure for the selection of any person to be appointed to act as a mediator, conciliator, or arbitrator;

(iii)	that person's remuneration; and

(iv)	who shall be responsible for the payment of that remuneration.

13.5	Commencement of Legal Proceedings

If:

(a)	the Parties have not reached agreement upon a mechanism for the resolution of a Dispute within 15 Business Days after a Party receives a Notification of Dispute or any additional period agreed upon pursuant to paragraph (a) Clause 13.4;

(b)	a party fails to observe the timetable referred to in paragraph (a) of Clause 13.4; or

(c)	the mechanism for the resolution of the Dispute does not resolve the Dispute, any Party may commence proceedings in any court of competent jurisdiction in relation to that Dispute.

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14.	TERMINATION

14.1	Termination for Default

If:

(a)	a Party is in default of any obligation contained in this Agreement;

(b)	that default has continued for not less than 14 days or occurred more than 14 days earlier and has not been remedied;

(c)	the non-defaulting Party serves upon the defaulting Party notice in writing requiring the default to be remedied within 30 days of the date of such notice, or such greater number of days as the non-defaulting Party may in its discretion allow; and

(d)	the defaulting Party shall have failed to comply with the notice referred to in paragraph (c) of this Clause 14.1, the non-defaulting Party may immediately terminate this Agreement by notice in writing to the defaulting Party.

14.2	Termination for Insolvency Event

If an Insolvency Event occurs in relation to a Party, the other Party may by notice in writing terminate this Agreement immediately.

14.3	Termination for Abandonment Event

If an Abandonment Event occurs, either Party may by notice in writing to the other Party terminate this Agreement immediately.

14.4	Termination Does Not Affect Prior Rights or Obligations or Accrued Rights

(a)	The termination of this Agreement by a Party shall not relieve the other Party from performing all obligations which:

(i)              are due to be performed before the effective termination of this Agreement; or

(ii)            are due to be performed as a result of that termination.

(b)	The termination of this Agreement will not affect any rights which accrue to a Party before the termination, or which arise connected with the termination, which are preserved.

15.	TERMINATION AND CONFIDENTIAL INFORMATION

15.1	Return of Confidential Information

Immediately upon the termination of this Agreement, however that arises, unless the Parties enter into a further agreement in respect to the Confidential Information, the Recipient must immediately upon being so requested in writing by the Discloser, deliver to the Discloser:

(a)	all Confidential Information in its possession;

(b)	all Confidential Information which it has provided to any other person;

(c)	all notes, memoranda, correspondence, reports, summaries, and all other matters or things brought into existence by the party which in any manner refers to any part of the Confidential Information; and

(d)	all notes, memoranda, correspondence, reports, summaries, and all other matters or things brought into existence by any person which in any manner refers to any part of the Confidential Information.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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15.2	Destruction of Confidential Information

(a)	Any part of the Confidential Information which cannot conveniently be returned to the Discloser by the Recipient must be completely destroyed in that manner that the Discloser directs.

(b)	The Discloser shall be entitled to appoint a person to oversee and verify the performance by the Recipient of its obligations pursuant to paragraph (a) of this Clause 15.2.

(c)	Upon the performance by the Recipient of its obligations contained in paragraph (a) of this Clause 15.2, the Recipient must certify in writing to the Discloser that performance has been completed.

(d)	The certificate provided by the Recipient to the Discloser pursuant to paragraph (c) of this Clause 15.2 is agreed by the Parties to be a warranty by the Recipient that the Recipient has performed all the Recipient's obligations contained in paragraph (a) of this Clause 15.2.

15.3	Recipient May Keep a Copy of the Confidential Information

Notwithstanding the provisions of Clauses 15.1 and 15.2, the Recipient may keep a copy of the Confidential Information for its record keeping purposes only.

16.	GOODS AND SERVICES TAX

16.1.	For the purposes of this Clause 16, GST, Input Tax Credit, Recipient, Supplier, Supply, Tax Invoice and

Taxable Supply have the meanings attributed to those terms in the A New Tax System (Goods and Services Tax) Act 1999.

16.2	GST Recovery

If GST is payable by a Supplier on a Supply made under this Agreement, then, to the extent that:

(a)	the consideration for that Supply is not already stated to include an amount in respect of GST; or

(b)	the amount of GST stated to be included in the consideration is less than the amount of the GST liability actually incurred by the Supplier in respect of that Supply, the Supplier may increase the consideration by the applicable amount of GST and the Recipient must pay that increased amount at the same time and to the same extent as any part of the consideration is payable to the Supplier is respect of the Supply.

16.3	Reimbursable Amount

Where any expenses incurred by a Supplier are to be reimbursed by the Recipient under this Agreement, the reimbursable amount shall be determined as follows:

(a)	first, any amount which the Supplier is entitled to claim as an Input Tax Credit shall be deducted from the cost to the Supplier of the expense item to arrive at an “Actual Cost”; and

(b)	second, the Actual Cost shall be increased by and to the extent of the amount of GST payable by the Supplier in respect of the Supply to the Recipient for which the expense item is consideration.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

24

16.4	Legislative Changes

If the GST payable by the Supplier on a Taxable Supply is varied pursuant to any change in legislation, the consideration payable under this Agreement must be increased or decreased to reflect that variation of the GST.

16.5	Tax Invoice

If GST is payable, the Supplier will provide the Recipient with a Tax Invoice or a document adequate to entitle the Recipient to claim an Input Tax Credit.

17.	SERVICE OF NOTICES

17.1	Manner of Service of Notices

Any notice to be given or served by a Party upon the other pursuant to this Agreement shall be sufficiently served if:

(a)	sent by pre-paid post to the office of the Party appearing at Item 16 or Item 17 of the Reference Schedule, or to the address of the Party last known to the Party serving such notice;

(b)	sent by email transmission; or

(c)	delivered personally to the Party or the Party's address appearing upon this Agreement, or to the address of the Party last known to the Party serving notice.

17.2	When Service by Post is Effective

Where service is effected by prepaid post, service shall be deemed to have taken place 2 Business Days after the document to be served has been placed in a postal receptacle, and the document shall be deemed to have been received by the addressee on the day that it is deemed to have been served.

17.3	When Service by Email Transmission is Effective

Service is effected by email upon completion of the transmission of the email, unless the sender receives: (i) a report of delivery failure; (ii) a report of delivery delay; (iii) an "out of office" message; or (iv) a message from the addressee that the notice is illegible, incomplete or corrupted within 24 hours of the notice being e-mailed.

17.4	When Personal Service is Effected

Where service is effected personally, service shall be deemed to have taken place at the time of actual delivery.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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18.	GENERAL

18.1	No Assignment or Subcontracting

Neither Party may assign, sub-contract or transfer any of their rights or obligations in this Agreement to any person, without the prior consent in writing of the other Party which the other Party must not unreasonably withhold.

18.2	Relationship between the Parties

(a)	The relationship between the Parties is that of licensor and licensee, and nothing in this Agreement shall be construed or interpreted to make one Party the agent, partner, joint venturer or representative of the other.

(b)	Neither Party may at any time, without the prior written consent of the other, act as or represent that it is the agent, partner, joint venturer or representative of the other.

18.3	Further Assurance

Each Party must, on demand by another Party, perform all such acts and execute all such agreements, assurances and other documents and instruments as that Party reasonably requires either to perfect the rights and powers afforded, created or intended to be afforded or created by this Agreement or to give full force and effect to, or facilitate the performance of, the transactions provided for in this Agreement.

18.4	Counterparts

This Agreement may be executed in separate counterparts, and all those counterparts together constitute one agreement.

18.5	Legal Costs

Each Party shall be responsible for its own legal fees and costs in connection with the preparation, negotiation and execution of this Agreement.

18.6	Warranty of Authority

Where this Agreement is signed by a person for and on behalf of a Party, that person:

(a)	warrants that the person is the authorised agent of that Party with express authority to enter into and sign this Agreement for and on behalf of that Party, and thereby to bind that Party to the obligations upon that Party contained in this Agreement; and

(b)	acknowledges that the other Party to this Agreement would not have entered into this Agreement but for the warranty of authority contained in paragraph (a) of this Clause 18.6.

18.7	Whole Agreement

The Parties acknowledge that solely in relation to the subject matter of this Agreement:

(a)	this Agreement merges all discussions between the Parties, up to the Effective Date;

(b)	the whole of the agreement between the Parties is contained in this Agreement; and

(c)	there are no agreements, understandings other terms, whether express or implied, or collateral agreements in force or effect between the Parties that are not contained in this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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18.8	Variations

No variation to this Agreement shall be binding upon the Parties, unless that variation is in writing and is signed by all the Parties.

18.9	Waiver

(a)	No failure or delay of any Party to exercise any right given pursuant to this Agreement or to insist on strict compliance by any other Party of any obligation in this Agreement shall constitute a waiver of any Party's rights to demand exact compliance with the terms of this Agreement.

(b)	Waiver by a Party of any particular default by any other Party shall not affect or prejudice each Party's right in respect of any prior or subsequent default of the same or of a different nature.

(c)	Any delay or omission by a party to exercise any right arising from any default shall not affect or prejudice that Party's right in respect to such a default or any subsequent default or the continuance of any default.

(d)	Any waiver shall be an effective waiver only if the waiver is expressly set out in writing and signed by the party making the waiver.

18.10	Applicable Law

(a)	The Parties agree that this Agreement is made and entered into in the State of New South Wales in Australia.

(b)	The Parties agree to submit themselves to the non-exclusive jurisdiction of the laws in force for the time being in New South Wales.

(c)	The Parties agree to submit themselves to the non-exclusive jurisdiction of the Courts in New South Wales.

18.11	Severance

If it is held by a court that:

(a)	any part of this Agreement is or would be void, voidable, illegal or unenforceable; or

(b)	the application of any part of this Agreement to any person or circumstances shall be or become invalid or unenforceable, unless any part of this Agreement were severed from this Agreement, that part shall be severable and shall not affect the continued operation of the remaining terms of this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES OF PARTIES

SIGNED	)
for UNIVERSITY OF TECHNOLOGY, SYDNEY	)
in the presence of	)	Signature
)

Printed Name: Glenn Wightwick

Signature of witness
Printed Name:

SIGNED	)
for NUVILEX AUSTRALIA PTY LTD	)
in the presence of	)	Signature
)

Printed Name: Kenneth L. Waggoner

Signature of witness
Printed Name: Beth Jones

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